UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2016

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

The descriptions of the A&R 2015 Term Loan Agreement, the New Credit Agreement, the A&R Agreement and the 2013 Agreement Amendment (as each such term is defined below) in Item 2.03 are incorporated into this item by reference.

SECTION 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Overview

On June 27, 2016, Southwestern Energy Company (the “Company”), as borrower, entered into (1) an unsecured Amended and Restated Term Loan Credit Agreement (the “A&R 2015 Term Loan Agreement”), with various lenders and Bank of America, N.A., as administrative agent and lender, which amended and restated its existing $750,000,000 term loan credit agreement dated as of November 17, 2015, (2) a Credit Agreement (the “New Credit Agreement” and, together with the A&R 2015 Term Loan Agreement, the “2016 Credit Agreements”) with various lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender, in the amount of $1,934,000,000, and (3) an Amendment No. 1 (the “2013 Agreement Amendment”) to the Company’s existing credit agreement (the “2013 Credit Agreement”) with various lenders and JPMorgan Chase Bank, N.A., as administrative agent and lender. The A&R 2015 Term Loan Agreement was entered into pursuant to an Amendment and Restatement Agreement, dated as of June 27, 2016 (the “A&R Agreement”), by and among Southwestern Energy Company, the lenders party thereto and Bank of America, N.A., as administrative agent. The A&R Agreement contained various conditions precedent to the effectiveness of the A&R 2015 Term Loan Agreement. These conditions were satisfied on June 27, 2016. The New Credit Agreement includes a term loan of $1,191,000,000, which is being fully drawn and is secured (the “New Term Loan”), and a $743,000,000 revolving credit facility. The 2013 Agreement Amendment provides for, among other things, the reduction of commitments under the 2013 Credit Agreement to $66,000,000, the prepayment of outstanding loans under the 2013 Credit Agreement with proceeds of the New Term Loan and execution and delivery of the New Credit Agreement. All other provisions of the 2013 Credit Agreement remain unchanged, including interest rates and the maturity date of December 14, 2018.

Maturity

The A&R 2015 Term Loan Agreement matures on November 17, 2018, subject to a later maturity date of December 14, 2020 if the aggregate principal amount of the loans outstanding under the A&R 2015 Term Loan Agreement on or prior to June 14, 2017 is equal or less than 50% of the aggregate principal amount of the loans outstanding under the A&R 2015 Term Loan Agreement as of June 27, 2016. Such later maturity date is subject to an earlier maturity of October 16, 2019 if, under certain circumstances, the Company has not amended, redeemed or refinanced at least $765,000,000 of its 2020 Senior Notes on or before October 16, 2019. The New Credit Agreement matures on December 14, 2020, subject to an earlier maturity of October 16, 2019 if, under certain circumstances, the Company has not amended, redeemed or refinanced at least $765,000,000 of its 2020 Senior Notes on or before October 16, 2019.

Interest

Loans under the 2016 Credit Agreements are subject to varying rates of interest based on whether the loan is a Eurodollar loan or an alternate base rate loan.

Eurodollar Loans. Eurodollar loans bear interest at the Eurodollar rate, which is adjusted LIBOR plus the applicable margin. The applicable margin for Eurodollar loans under each of the 2016 Credit Agreements ranges from 1.750% to 2.500%.

Alternate Base Rate Loans. Alternate base rate loans bear interest at the alternate base rate plus the applicable margin. The applicable margin for alternate base rate loans under each of the 2016 Credit Agreements ranges from 0.750% to 1.500%.

Security

Obligations under the A&R 2015 Term Loan Agreement are unsecured. The New Term Loan and, in certain circumstances, other obligations under the New Credit Agreement are secured by substantially all assets owned directly by the Company (but not its subsidiaries).

Covenants

The 2016 Credit Agreements contain customary representations and warranties and contain covenants including, among others, the following:

•	a prohibition against incurring debt, subject to permitted exceptions;

•	a restriction on creating liens on assets, subject to permitted exceptions;

•	restrictions on mergers and asset dispositions;

•	restrictions on use of proceeds, investments, transactions with affiliates, or change of principal business; and

•	maintenance of the following financial covenants:

1.	Minimum Liquidity.

2.	Minimum Interest Coverage Ratio of no less than (i) with respect to any Fiscal Quarter ending on or before December 31, 2016, 0.75 to 1.00, (ii) with respect to any Fiscal Quarter ending on or after March 31, 2017 and on or before December 31, 2017, 1.00 to 1.00, (iii) with respect to any Fiscal Quarter ending on or after March 31, 2018 and on or before December 31, 2018, 1.25 to 1.00 and (iv) with respect to any Fiscal Quarter ending on or after March 31, 2019, 1.50 to 1.00, commencing with the fiscal quarter ending June 30, 2016.

3.	With respect to the New Credit Agreement, Minimum Collateral Coverage Ratio of no less than 1.50 to 1.00.

Events of Default

The 2016 Credit Agreements contain customary events of default that include, among other things, the failure to comply with the financial covenants described above, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, bankruptcy and insolvency events, material judgments and cross-defaults to material indebtedness. If an event of default occurs and is continuing, all amounts outstanding under the 2016 Credit Agreements may become immediately due and payable.

The foregoing descriptions of the A&R 2015 Term Loan Agreement, the New Credit Agreement, the A&R Agreement and the 2013 Agreement Amendment are summaries only and are qualified in their entirety by reference to the A&R 2015 Term Loan Agreement, the New Credit Agreement, the A&R Agreement and the 2013 Agreement Amendment, copies of which are attached as Exhibits 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Term Loan Credit Agreement, dated June 27, 2016 among Southwestern Energy Company, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto (attached as Exhibit A to Exhibit 10.3 hereof)

10.2	Credit Agreement, dated June 27, 2016 among Southwestern Energy Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto

10.3	Amendment and Restatement Agreement, dated as of June 27, 2016 among Southwestern Energy Company, Bank of America, N.A., as Administrative Agent, and the lenders party thereto, giving effect to the Amended and Restated Term Loan Credit Agreement

10.4	Amendment No. 1 to Credit Agreement, dated as of June 27, 2016 among Southwestern Energy Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto

99.1	Press Release issued by Southwestern Energy Company on June 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: June 27, 2016	By:	/s/ R. Craig Owen
Name: R. Craig Owen
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Term Loan Credit Agreement, dated June 27, 2016 among Southwestern Energy Company, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto (attached as Exhibit A to Exhibit 10.3 hereof)

10.2	Credit Agreement, dated June 27, 2016 among Southwestern Energy Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders from time to time party thereto

10.3	Amendment and Restatement Agreement, dated as of June 27, 2016 among Southwestern Energy Company, Bank of America, N.A., as Administrative Agent, and the lenders party thereto, giving effect to the Amended and Restated Term Loan Credit Agreement

10.4	Amendment No. 1 to Credit Agreement, dated as of June 27, 2016 among Southwestern Energy Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto

99.1	Press Release issued by Southwestern Energy Company on June 27, 2016